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                                                                  Exhibit 23.1


                        Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated March 24, 1997, in Post-Effective Amendment No. 1 to the Registration Statement (Form SB-2) and related prospectus of IMN Financial Corp. for the registration of 452,956 shares of its common stock.


                                               Werblin, Casuccio & Moses, P.C.

Syosset, New York
April 8, 1998